Exhibit 99.1


                 UnionBanCal Corporation Reports 13.6%
               Increase in Second Quarter Operating EPS


    SAN FRANCISCO--(BUSINESS WIRE)--July 16, 2003--UnionBanCal Corporation (NYSE: UB) today reported second quarter 2003 net income of $144.8 million, or $0.96 per diluted common share, an 18.5 percent increase over the $0.81 per diluted common share earned in second quarter 2002. Operating earnings for the quarter were $139.1 million, or $0.92 per diluted common share, a 13.6 percent increase over operating earnings of $0.81 per diluted common share in second quarter 2002. Operating earnings for second quarter 2003 excluded the after-tax effects of a $9.0 million gain on the redemption of a Mexican Brady Bond, a $4.2 million write-off of certain leasehold improvements, and a $2.7 million income tax refund resulting from the settlement of several tax issues with the IRS.
    For first half 2003, net income was $280.3 million, up $35.6 million, or 14.5 percent, compared with the same period last year. Net income per diluted common share was $1.85, up 20.1 percent over first half 2002, while operating earnings per diluted common share were $1.81, up 17.5 percent.
    "I am pleased with our second quarter and first half performances," stated Norimichi Kanari, President and Chief Executive Officer. "Our deposit franchise continued to be very strong in the second quarter, as average noninterest bearing deposits increased $3 billion, or 26 percent, over last year, further reducing our annualized all-in cost of funds to just 0.61 percent. Noninterest income, on an operating basis, grew 10.6 percent, and the provision for credit losses declined 50 percent, compared with second quarter 2002.
    "I am also pleased to note the July 1 completion of our acquisition of Monterey Bay Bank, which added eight full-service branches in the greater Monterey Bay area to Union Bank of California's existing branch network. In April, we boosted the common stock dividend 10.7 percent, to an annualized $1.24 per share, reaffirming our confidence in the earnings power of the Company and our dedication to increasing shareholder returns," concluded Kanari.

    Total Revenue

    For second quarter 2003, total revenue (taxable-equivalent net interest income plus noninterest income) on an operating basis was $580.6 million, an increase of $18.7 million, or 3.3 percent, compared with second quarter 2002. Net interest income was flat, while noninterest income on an operating basis increased 10.6 percent. Compared with first quarter 2003, total revenue on an operating basis was $3.4 million, or 0.6 percent, higher with net interest income decreasing 1.3 percent and noninterest income on an operating basis increasing 4.5 percent.

    Net Interest Income (Taxable-equivalent)

    Net interest income was $386.4 million in second quarter 2003, up $0.1 million from the same quarter a year ago. Volume gains in deposits and earning assets were offset by the effects of the lower interest rate environment and a shift in the mix of earning assets. Average earning assets grew $3.4 billion, or 10.4 percent, primarily due to a $2.1 billion, or 37.8 percent, increase in average securities, and a $938 million, or 3.7 percent, increase in average loans. Average residential mortgages increased $1.2 billion, or 21.1 percent, and average commercial mortgages increased $450 million, or
12.1 percent. Average commercial loans decreased $1.2 billion, or 10.4 percent, primarily due to a reduction in non-core relationship syndicated loans and relatively weak commercial loan demand. Average noninterest bearing deposits increased $3.1 billion, or 26.2 percent, and represented 46.1 percent of total deposits, up from 42.2 percent in the same quarter a year ago.
    The average yield on earning assets of $36.1 billion declined 81 basis points, while the average rate on interest bearing liabilities of $19.8 billion fell 54 basis points. The net interest margin in second quarter 2003 was 4.29 percent, a decrease of 45 basis points compared with second quarter 2002.
    On a sequential quarter basis, net interest income decreased $5.0 million, or 1.3 percent. Average earning assets grew $1.2 billion, or
3.6 percent, with average money market assets increasing $758 million, or 102.5 percent, average securities increasing $669 million, or 9.5 percent, and average loans decreasing $206 million, or 0.8 percent. Average noninterest bearing deposits increased $935 million, or 6.6 percent. The net interest margin decreased 24 basis points to 4.29 percent.

    Noninterest Income

    In second quarter 2003, noninterest income on an operating basis was $194.2 million, up $18.6 million, or 10.6 percent, from the same quarter a year ago. Service charges on deposit accounts increased $8.1 million, or 11.6 percent, primarily due to higher volumes and higher account analysis and overdraft fees. Trust and investment management fees decreased $4.4 million, or 11.8 percent, primarily due to the decline in equity market values versus prior year, a mix shift by clients toward lower profit money market portfolios and lower wealth management fees. Insurance commissions increased $9.5 million, to $15.7 million, primarily reflecting the fourth quarter 2002 acquisition of John Burnham Insurance Services and the second quarter 2003 acquisition of Tanner Insurance Brokers.
    Noninterest income on an operating basis increased $8.4 million, or 4.5 percent, on a sequential quarter basis. Service charges on deposits increased $5.7 million, or 7.8 percent. Trust and investment management fees increased $0.5 million, or 1.4 percent. Insurance commissions increased $2.7 million, or 20.8 percent, primarily due to the April 1, 2003, acquisition of Tanner Insurance Brokers.
    During second quarter 2003, the Company redeemed a Brady Bond, which had been called by the Mexican government. The redemption generated a $9 million pre-tax gain, which is classified in securities gains, net. It is not expected that a similar event will occur in the foreseeable future; therefore, the after-tax effect of the gain has been excluded from net income to arrive at operating earnings.

    Noninterest Expense

    Noninterest expense on an operating basis for second quarter 2003 was $346.8 million, an increase of $30.2 million, or 9.5 percent, over second quarter 2002. Salaries and other compensation expense increased $7.4 million, or 4.8 percent, primarily due to annual merit increases and higher employee count associated with acquisitions and de novo branch openings. Employee benefits expense increased $5.5 million, or
17.2 percent, primarily due to higher employee count associated with acquisitions and de novo branch openings, and increases in health benefits expense for current employees and retirees. Intangible asset amortization expense was $3.2 million, an increase of $1.9 million compared with prior year, due to recent acquisitions.
    Compared with first quarter 2003, noninterest expense on an operating basis increased $4.2 million, or 1.2 percent. Salaries and other compensation expense increased $8.5 million, or 5.6 percent, due primarily to merit increases and higher employee count associated with acquisitions. Employee benefits expense decreased $7.7 million, or
17.1 percent, primarily due to lower employer taxes and 401(k) expense, which tend to be highest in the first quarter due to seasonal factors.
    During second quarter, the Company wrote-off certain leasehold improvements, resulting in a $4.2 million pre-tax charge to occupancy expense. It is not expected that a similar event will occur in the foreseeable future; therefore, the after-tax effect of the charge has been excluded from net income to arrive at operating earnings.
    The operating efficiency ratio for second quarter 2003 was 59.7 percent, compared with 56.4 percent in second quarter 2002, and 59.4 percent in first quarter 2003. The increase in the efficiency ratio versus prior year was due primarily to the lower interest rate environment in second quarter 2003 and its adverse effect on net interest income.

    Income Tax Expense

    Second quarter operating income tax expense of $69.1 million excluded a $2.7 million refund of income taxes paid in 1998, 1999 and 2000, resulting from the settlement of several tax issues with the IRS. It is not expected that a similar settlement will occur in the foreseeable future; therefore, the refund has been excluded from net income to arrive at operating earnings.

    First Half Results

    For first half 2003, total revenue on an operating basis was $1.2 billion, an increase of $55 million, or 5.0 percent, compared with first half 2002. Net interest income increased 1.4 percent, and noninterest income on an operating basis increased 13.3 percent.
    Net interest income was $778 million in first half 2003, an $11 million, or 1.4 percent, increase from the same period a year ago. The adverse effect of the lower interest rate environment in 2003 was partially offset by higher volumes of noninterest bearing demand deposits and earning assets. Net interest margin for the first half declined 36 basis points, to 4.41 percent.
    First half 2003 noninterest income on an operating basis increased $45 million, or 13.3 percent, over first half 2002. Service charges on deposits increased $14.2 million, or 10.5 percent, primarily due to higher volumes and higher account analysis and overdraft fees. Trust and investment management fees decreased $8.5 million, or 11.4 percent, primarily due to the decline in equity market values versus prior year, a mix shift by clients toward lower profit money market portfolios and lower wealth management fees. Insurance commissions increased $15.3 million, or 114.2 percent, due to recent insurance brokerage acquisitions. In first half 2003, auto lease residual writedowns were $0.3 million, compared with $9.0 million in first half 2002.
    First half 2003 noninterest expense on an operating basis increased $61 million, or 9.7 percent, over first half 2002. Salaries and other compensation expense increased $18 million, or 6.1 percent, primarily due to merit increases and higher employee count. Employee benefits expense increased $14 million, or 20.6 percent, primarily due to higher health benefits expense for current employees and retirees, and to higher employee count. Intangible asset amortization expense was $5.7 million, an increase of $3.5 million compared with prior year, due to recent acquisitions. The operating efficiency ratio for first half 2003 was 59.5 percent, compared with 57.0 percent in first half 2002.

    Credit Quality

    Nonperforming assets at June 30, 2003, were $380 million, or 0.89 percent of total assets. This compares with $387 million, or 0.96 percent of total assets at March 31, 2003, and $415 million, or 1.15 percent of total assets, at June 30, 2002.
    For second quarter 2003, the provision for credit losses was $25 million, compared with $30 million in first quarter 2003, and $50 million in second quarter 2002. Net loans charged off in second quarter 2003 were $53 million, compared with $53 million in first quarter 2003, and $57 million in second quarter 2002.
    At June 30, 2003, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 2.17 percent and
147.1 percent, respectively. These ratios compare with 2.21 percent and 151.6 percent, respectively, at March 31, 2003, and 2.44 percent and 150.8 percent, respectively, at June 30, 2002.

    Balance Sheet and Capital Ratios

    At June 30, 2003, the Company had total assets of $42.7 billion and total deposits of $35.4 billion. Total shareholders' equity was $3.9 billion and the tangible equity ratio was 8.59 percent. Book value per share was $25.79, up 7.7 percent from a year earlier. The Company's Tier I and total risk based capital ratios at June 30, 2003, were 11.44 percent and 13.06 percent, respectively.

    Share Repurchase Program

    During second quarter 2003, the Company repurchased 449,100 shares of common stock at an average price of $40.78 per share. At June 30, 2003, the Company had authority from its Board of Directors to repurchase an additional $115 million of common stock.
    Common shares outstanding at June 30, 2003, were 150.0 million, a decrease of 7.7 million shares, or 4.9 percent, from one year earlier.

    Use of Non-GAAP Financial Measures

    This press release contains certain references to operating earnings, and other financial measures identified as being stated on "an operating basis" or qualified by the word "operating", that include adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Operating earnings, as used herein, differs from net income reported under GAAP in that operating earnings excludes unusual or non-recurring charges, losses, credits or gains. Similarly, other financial measures that are identified herein as being stated on "an operating basis" or qualified by the word "operating" exclude these unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items and their impact on the Company's performance are difficult to predict, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company's core business results by investors. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. For a detailed reconciliation of data presented on an operating basis to GAAP financial measures, please refer to Exhibits 5 and 6 accompanying this press release.

    Forward-Looking Statements

    The following appears in accordance with the Private Securities Litigation Reform Act: This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by looking at the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." They may also consist of annualized amounts based on historical interim period results. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, credit quality of borrowers, operational factors, competition in the geographic and business areas in which the Company conducts its operations, and global political and general economic conditions. A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling (415) 765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

    Conference Call and Webcast

    The Company will conduct a conference call to review second quarter and first half 2003 results at 8:30 AM PDT (11:30 AM EDT) on July 17, 2003. Interested parties calling from locations within the United States should call 888-276-0010 (612-332-1210 from outside the United States) 10 minutes prior to the beginning of the conference.
    A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the website within 24 hours after the conclusion of the call, through July 24.
    A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 PM PDT (3:00 PM EDT), July 17, through 11:59 PM PDT, July 24 (2:59 AM EDT, July 25). The reservation number for this playback is 689670.
    Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $42.7 billion at June 30, 2003. Its primary subsidiary, Union Bank of California, N.A., has 267 banking offices in California, 4 banking offices in Oregon and Washington and 18 international facilities.



               UnionBanCal Corporation and Subsidiaries
                         Financial Highlights
                              (Unaudited)

On a Reported Earnings Basis:    As of and for the Three Months Ended
------------------------------- --------------------------------------
(Dollars in thousands, except      June 30,    March 31,    June 30,
 per share data)                    2002         2003         2003
------------------------------- ------------ ------------ ------------
Results of operations:
Net interest income (1)            $386,298     $391,404     $386,422
Noninterest income                  175,606      185,771      203,171
                                ------------ ------------ ------------
Total revenue                       561,904      577,175      589,593
Noninterest expense                 316,623      342,600      351,004
Provision for credit losses          50,000       30,000       25,000
                                ------------ ------------ ------------
Income before income taxes (1)      195,281      204,575      213,589
Taxable-equivalent adjustment           537          624          645
Income tax expense                   64,802       68,434       68,186
                                ------------ ------------ ------------
Net income                         $129,942     $135,517     $144,758
                                ============ ============ ============

Per common share:
Net income-basic                      $0.83        $0.90        $0.96
Net income-diluted                     0.81         0.89         0.96
Dividends (2)                          0.28         0.28         0.31
Book value (end of period)            23.94        25.35        25.79
Common shares outstanding (end
 of period)                     157,718,215  150,217,620  149,993,652
Weighted average common shares
 outstanding - basic            157,314,527  150,616,367  150,046,659
Weighted average common shares
 outstanding - diluted          159,675,924  152,012,570  151,489,337

Balance sheet (end of period):
Total assets                    $36,136,725  $40,387,343  $42,668,834
Total loans                      25,592,306   26,536,272   25,668,660
Nonaccrual loans                    414,482      386,583      379,487
Nonperforming assets                414,972      386,972      379,758
Total deposits                   28,833,365   33,252,751   35,365,260
Trust preferred securities          366,265      363,050      360,166
Shareholders' equity              3,775,663    3,808,025    3,868,959

Balance sheet (period average):
Total assets                    $35,730,492  $38,348,203  $39,776,349
Total loans                      25,578,846   26,723,057   26,517,316
Earning assets                   32,674,628   34,826,771   36,074,488
Total deposits                   28,222,245   31,078,388   32,587,173
Shareholders' equity              3,749,035    3,874,293    3,919,276

Financial ratios:
Return on average assets (3)           1.46%        1.43%        1.46%
Return on average shareholders'
 equity (3)                           13.90%       14.19%       14.81%
Efficiency ratio (4)                  56.35%       59.35%       59.53%
Net interest margin (1)                4.74%        4.53%        4.29%
Dividend payout ratio                 33.73%       31.11%       32.29%
Tangible equity ratio                 10.16%        9.00%        8.59%
Tier 1 risk-based capital ratio (5)   11.90%       11.33%       11.44%
Total risk-based capital ratio (5)    13.65%       13.08%       13.06%
Leverage ratio (5)                    10.77%        9.80%        9.61%
Allowance for credit losses to
 total loans                           2.44%        2.21%        2.17%
Allowance for credit losses to
 nonaccrual loans                    150.78%      151.64%      147.11%
Net loans charged off to
 average total loans (3)               0.90%        0.80%        0.80%
Nonperforming assets to total loans,
 foreclosed assets, and distressed
 loans held for sale                   1.62%        1.46%        1.48%
Nonperforming assets to total assets   1.15%        0.96%        0.89%

On an Operating Earnings Basis:
-------------------------------

Selected financial data on an operating earnings basis
(see bottom of exhibit 5 for non-recurring items):

Operating earnings per common
 share - basic                        $0.83        $0.90        $0.93
Operating earnings per common
 share - diluted                      $0.81        $0.89        $0.92
Operating return on average
 assets (3)                            1.46%        1.43%        1.40%
Operating return on average
 shareholders' equity (3)             13.90%       14.19%       14.23%
Operating efficiency ratio (4)        56.35%       59.35%       59.73%
Operating dividend payout ratio       33.73%       31.11%       33.33%


                                            Percent Change to
On a Reported Earnings Basis:              June 30, 2003  from
----------------------------------------------------------------------
(Dollars in thousands, except per share    June 30,   March 31,
 data)                                       2002       2003
----------------------------------------------------------------------
Results of operations:
Net interest income (1)                      0.03%       (1.27%)
Noninterest income                          15.70%        9.37%
Total revenue                                4.93%        2.15%
Noninterest expense                         10.86%        2.45%
Provision for credit losses                (50.00%)     (16.67%)
Income before income taxes (1)               9.38%        4.41%
Taxable-equivalent adjustment               20.11%        3.37%
Income tax expense                           5.22%       (0.36%)
Net income                                  11.40%        6.82%

Per common share:
Net income-basic                            15.66%        6.67%
Net income-diluted                          18.52%        7.87%
Dividends (2)                               10.71%       10.71%
Book value (end of period)                   7.73%        1.74%
Common shares outstanding (end of period)   (4.90%)      (0.15%)
Weighted average common shares
 outstanding - basic                        (4.62%)      (0.38%)
Weighted average common shares
 outstanding - diluted                      (5.13%)      (0.34%)

Balance sheet (end of period):
Total assets                                18.08%        5.65%
Total loans                                  0.30%       (3.27%)
Nonaccrual loans                            (8.44%)      (1.84%)
Nonperforming assets                        (8.49%)      (1.86%)
Total deposits                              22.65%        6.35%
Trust preferred securities                  (1.67%)      (0.79%)
Shareholders' equity                         2.47%        1.60%

Balance sheet (period average):
Total assets                                11.32%        3.72%
Total loans                                  3.67%       (0.77%)
Earning assets                              10.41%        3.58%
Total deposits                              15.47%        4.85%
Shareholders' equity                         4.54%        1.16%

(1) Taxable-equivalent basis.
(2) Dividends per share reflect dividends declared on UnionBanCal
    Corporation's common stock outstanding as of the declaration date.
(3) Annualized.
(4) Noninterest expense excludes foreclosed asset expense (income).
(5) Estimated as of June 30, 2003.

                               Exhibit 1



               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)

                                                            Percent
                                                           Change to
On a Reported Earnings Basis:    As of and for the Six      June 30,
                                      Months Ended         2003 from
-----------------------------  -------------------------- -----------
(Dollars in thousands, except     June 30,     June 30,     June 30,
 per share data)                    2002         2003         2002
-----------------------------  ------------  ------------ ----------
Results of operations:
Net interest income (1)           $767,271      $777,826       1.38%
Noninterest income                 335,349       388,942      15.98%
                               ------------  ------------
Total revenue                    1,102,620     1,166,768       5.82%
Noninterest expense                628,278       693,604      10.40%
Provision for credit losses        105,000        55,000     (47.62%)
                               ------------  ------------
Income before income taxes (1)     369,342       418,164      13.22%
Taxable-equivalent adjustment        1,070         1,269      18.60%
Income tax expense                 123,553       136,620      10.58%
                               ------------  ------------
Net income                        $244,719      $280,275      14.53%
                               ============  ============

Per common share:
Net income-basic                     $1.56         $1.86      19.23%
Net income-diluted                    1.54          1.85      20.13%
Dividends (2)                         0.53          0.59      11.32%
Book value (end of period)           23.94         25.79       7.73%
Common shares outstanding
 (end of period)               157,718,215   149,993,652      (4.90%)
Weighted average common shares
 outstanding - basic           156,774,339   150,329,939      (4.11%)
Weighted average common shares
 outstanding - diluted         158,534,791   151,746,328      (4.28%)

Balance sheet (end of period):
Total assets                   $36,136,725   $42,668,834      18.08%
Total loans                     25,592,306    25,668,660       0.30%
Nonaccrual loans                   414,482       379,487      (8.44%)
Nonperforming assets               414,972       379,758      (8.49%)
Total deposits                  28,833,365    35,365,260      22.65%
Trust preferred securities         366,265       360,166      (1.67%)
Shareholders' equity             3,775,663     3,868,959       2.47%

Balance sheet (period average):
Total assets                   $35,408,797   $39,066,221      10.33%
Total loans                     25,354,548    26,619,618       4.99%
Earning assets                  32,327,489    35,454,075       9.67%
Total deposits                  27,897,401    31,836,948      14.12%
Shareholders' equity             3,687,244     3,896,909       5.69%

Financial ratios:
Return on average assets (3)          1.39%         1.45%
Return on average
 shareholders' equity (3)            13.38%        14.50%
Efficiency ratio (4)                 56.97%        59.44%
Net interest margin (1)               4.77%         4.41%
Dividend payout ratio                33.97%        31.72%
Tangible equity ratio                10.16%         8.59%
Tier 1 risk-based capital ratio (5)  11.90%        11.44%
Total risk-based capital ratio (5)   13.65%        13.06%
Leverage ratio (5)                   10.77%         9.61%
Allowance for credit losses
 to total loans                       2.44%         2.17%
Allowance for credit losses
 to nonaccrual loans                150.78%       147.11%
Net loans charged off to
 average total loans (3)              0.93%         0.80%
Nonperforming assets to total loans,
 foreclosed assets,
 and distressed loans
 held for sale                        1.62%         1.48%
Nonperforming assets to total
 assets                               1.15%         0.89%

On an Operating Earnings Basis:
-----------------------------
Selected financial data on an operating earnings basis
(see bottom of exhibit 6 for non-recurring items):
Operating earnings per common
 share (basic)                       $1.56         $1.83
Operating earnings per common
 share (diluted)                     $1.54         $1.81
Operating return on average
 assets                               1.39%         1.42%
Operating return on average
 shareholders' equity (3)            13.38%        14.21%
Operating efficiency ratio (4)       56.97%        59.54%
Operating dividend payout ratio      33.97%        32.24%
----------------------------------------------------------

(1) Taxable-equivalent basis.
(2) Dividends per share reflect dividends declared on UnionBanCal
    Corporation's common stock outstanding as of the declaration date.
(3) Annualized.
(4) Noninterest expense excludes foreclosed asset expense (income).
(5) Estimated as of June 30, 2003.

                               Exhibit 2


               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)
                     On a Reported Earnings Basis

                                         For the Three Months Ended
                                        -----------------------------
(Amounts in thousands, except           June 30,  March 31,  June 30,
per share data)                           2002       2003       2003
--------------------------------------- --------- --------- ---------
Interest Income
 Loans                                  $378,760  $363,239  $355,199
 Securities                               78,551    80,193    78,357
 Interest bearing deposits in banks          629       962     1,130
 Federal funds sold and securities
  purchased under resale agreements        4,828     1,677     4,001
 Trading account assets                      972       957       981
                                        --------- --------- ---------
  Total interest income                  463,740   447,028   439,668
                                        --------- --------- ---------
Interest Expense
 Domestic deposits                        55,411    41,571    40,217
 Foreign deposits                          6,105     3,206     2,811
 Federal funds purchased and securities
  sold under repurchase agreements         1,396     1,327       747
 Commercial paper                          4,536     2,728     2,946
 Medium and long-term debt                 2,411     1,866     1,818
 UnionBanCal Corporation -
  obligated mandatorily
  redeemable preferred
  securities of subsidiary
  grantor trust                            3,948     3,671     3,652
 Other borrowed funds                      3,635     1,255     1,055
                                        --------- --------- ---------
  Total interest expense                  77,442    55,624    53,246
                                        --------- --------- ---------

Net Interest Income                      386,298   391,404   386,422
 Provision for credit losses              50,000    30,000    25,000
                                        --------- --------- ---------
  Net interest income after provision
   for credit losses                     336,298   361,404   361,422
                                        --------- --------- ---------

Noninterest Income
 Service charges on deposit accounts      69,869    72,287    77,942
 Trust and investment management fees     37,587    32,675    33,141
 International commissions and fees       19,239    19,613    21,276
 Insurance commissions                     6,252    13,005    15,706
 Card processing fees, net                 8,736     9,682     9,340
 Brokerage commissions and fees            9,275     8,866     8,729
 Foreign exchange trading gains, net       7,011     6,934     6,958
 Merchant banking fees                     9,081     6,018     6,191
 Securities gains, net                     1,969         -     9,013
 Other                                     6,587    16,691    14,875
                                        --------- --------- ---------
  Total noninterest income               175,606   185,771   203,171
                                        --------- --------- ---------

Noninterest Expense
 Salaries and employee benefits          186,100   198,107   198,929
 Net occupancy                            25,029    27,636    32,866
 Equipment                                15,967    16,671    16,354
 Communications                           12,568    13,844    13,354
 Professional services                    10,936    12,014    13,566
 Data processing                           7,540     8,484     7,744
 Foreclosed asset expense (income)           (13)       51         -
 Other                                    58,496    65,793    68,191
                                        --------- --------- ---------
  Total noninterest expense              316,623   342,600   351,004
                                        --------- --------- ---------

 Income before income taxes              195,281   204,575   213,589
 Taxable-equivalent adjustment               537       624       645
 Income tax expense                       64,802    68,434    68,186
                                        --------- --------- ---------
Net Income                              $129,942  $135,517  $144,758
                                        ========= ========= =========
Net income per common share - basic        $0.83     $0.90     $0.96
                                        ========= ========= =========
Net income per common share - diluted      $0.81     $0.89     $0.96
                                        ========= ========= =========
Weighted average common shares
 outstanding - basic                     157,315   150,616   150,047
                                        ========= ========= =========
Weighted average common shares
 outstanding - diluted                   159,676   152,013   151,489
                                        ========= ========= =========

                                          For the Six Months Ended
                                      --------------------------------
(Amounts in thousands, except per                   June 30,
 share data)                                  2002            2003
------------------------------------------------------  --------------
Interest Income
 Loans                                    $754,744        $718,438
 Securities                                160,205         158,550
 Interest bearing deposits in banks          1,125           2,092
 Federal funds sold and securities
  purchased under resale agreements          8,887           5,678
 Trading account assets                      1,692           1,938
                                      -------------  --------------
  Total interest income                    926,653         886,696
                                      -------------  --------------

Interest Expense
 Domestic deposits                         115,346          81,788
 Foreign deposits                           12,369           6,017
 Federal funds purchased and
  securities sold under
  repurchase agreements                      3,345           2,074
 Commercial paper                            8,510           5,674
 Medium and long-term debt                   4,823           3,684
 UnionBanCal Corporation - obligated
  mandatorily redeemable preferred
  securities of subsidiary grantor trust     7,911           7,323
 Other borrowed funds                        7,078           2,310
                                      -------------  --------------
  Total interest expense                   159,382         108,870
                                      -------------  --------------

Net Interest Income                        767,271         777,826
 Provision for credit losses               105,000          55,000
                                      -------------  --------------
  Net interest income after
   provision for credit losses             662,271         722,826
                                      -------------  --------------

Noninterest Income
 Service charges on deposit accounts       136,012         150,229
 Trust and investment management fees       74,312          65,816
 International commissions and fees         37,462          40,889
 Insurance commissions                      13,405          28,711
 Card processing fees, net                  17,275          19,022
 Brokerage commissions and fees             18,907          17,595
 Foreign exchange trading gains, net        13,459          13,892
 Merchant banking fees                      16,026          12,209
 Securities gains, net                       1,969           9,013
 Other                                       6,522          31,566
                                      -------------  --------------
  Total noninterest income                 335,349         388,942
                                      -------------  --------------

Noninterest Expense
 Salaries and employee benefits            364,976         397,036
 Net occupancy                              48,410          60,502
 Equipment                                  32,307          33,025
 Communications                             26,509          27,198
 Professional services                      20,439          25,580
 Data processing                            16,531          16,228
 Foreclosed asset expense (income)             112              51
 Other                                     118,994         133,984
                                      -------------  --------------
  Total noninterest expense                628,278         693,604
                                      -------------  --------------

 Income before income taxes                369,342         418,164
 Taxable-equivalent adjustment               1,070           1,269
 Income tax expense                        123,553         136,620
                                      -------------  --------------
Net Income                                $244,719        $280,275
                                      =============  ==============
Net income per common share
 - basic                                     $1.56           $1.86
                                      =============  ==============
Net income per common share
 - diluted                                   $1.54           $1.85
                                      =============  ==============
Weighted average common shares
 outstanding - basic                       156,774         150,330
                                      =============  ==============
Weighted average common shares
 outstanding - diluted                     158,535         151,746
                                      =============  ==============

                               Exhibit 3


               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)

                  On an Operating Earnings Basis (1)
                  -----------------------------------

                                        For the Three Months Ended
                                   ----------------------------------
(Amounts in thousands,               June 30,   March 31,   June 30,
except per share data)                 2002       2003        2003
                                   -----------  ---------  ----------
Interest Income
   Loans                             $378,760   $363,239    $355,199
   Securities                          78,551     80,193      78,357
   Interest bearing deposits in banks     629        962       1,130
   Federal funds sold and
    securities purchased under
    resale agreements                   4,828      1,677       4,001
   Trading account assets                 972        957         981
                                   -----------  ---------  ----------
    Total interest income             463,740    447,028     439,668
                                   -----------  ---------  ----------

Interest Expense
   Domestic deposits                   55,411     41,571      40,217
   Foreign deposits                     6,105      3,206       2,811
   Federal funds purchased and
    securities sold under
    repurchase agreements               1,396      1,327         747
   Commercial paper                     4,536      2,728       2,946
   Medium and long-term debt            2,411      1,866       1,818
   UnionBanCal Corporation
    - obligated mandatorily
    redeemable preferred
    securities of subsidiary
    grantor trust                       3,948      3,671       3,652
   Other borrowed funds                 3,635      1,255       1,055
                                   -----------  ---------  ----------
    Total interest expense             77,442     55,624      53,246
                                   -----------  ---------  ----------

Net Interest Income                   386,298    391,404     386,422
   Provision for credit losses         50,000     30,000      25,000
                                   -----------  ---------  ----------
    Net interest income after
     provision for credit losses      336,298    361,404     361,422
                                   -----------  ---------  ----------
Noninterest Income
   Service charges on deposit
    accounts                           69,869     72,287      77,942
   Trust and investment
    management fees                    37,587     32,675      33,141
   International commissions and fees  19,239     19,613      21,276
   Insurance commissions                6,252     13,005      15,706
   Card processing fees, net            8,736      9,682       9,340
   Brokerage commissions and fees       9,275      8,866       8,729
   Foreign exchange trading gains, net  7,011      6,934       6,958
   Merchant banking fees                9,081      6,018       6,191
   Securities gains, net                1,969          -           -
   Other                                6,587     16,691      14,875
                                   -----------  ---------  ----------
    Total noninterest income          175,606    185,771     194,158
                                   -----------  ---------  ----------

Noninterest Expense
   Salaries and employee benefits     186,100    198,107     198,929
   Net occupancy                       25,029     27,636      28,666
   Equipment                           15,967     16,671      16,354
   Communications                      12,568     13,844      13,354
   Professional services               10,936     12,014      13,566
   Data processing                      7,540      8,484       7,744
   Foreclosed asset expense (income)      (13)        51           -
   Other                               58,496     65,793      68,191
                                   -----------  ---------  ----------
    Total noninterest expense         316,623    342,600     346,804
                                   -----------  ---------  ----------

   Income before income taxes         195,281    204,575     208,776
   Taxable-equivalent adjustment          537        624         645
   Income tax expense                  64,802     68,434      69,072
                                   -----------  ---------  ----------
Net operating earnings               $129,942   $135,517    $139,059
                                   ===========  =========  ==========

Net operating earnings per common
 share - basic                          $0.83      $0.90       $0.93
                                   ===========  =========  ==========
Net operating earnings per common
 share - diluted                        $0.81      $0.89       $0.92
                                   ===========  =========  ==========
Weighted average common shares
 outstanding - basic                  157,315    150,616     150,047
                                   ===========  =========  ==========
Weighted average common shares
 outstanding - diluted                159,676    152,013     151,489
                                   ===========  =========  ==========


                                       For the Six Months Ended
                                  ---------------------------------
(Amounts in thousands,                         June 30,
except per share data)                 2002                 2003
                                  ------------          -----------
Interest Income
   Loans                             $754,744             $718,438
   Securities                         160,205              158,550
   Interest bearing deposits in banks   1,125                2,092
   Federal funds sold and
    securities purchased under
    resale agreements                   8,887                5,678
   Trading account assets               1,692                1,938
                                  ------------          -----------
    Total interest income             926,653              886,696
                                  ------------          -----------
Interest Expense
   Domestic deposits                  115,346               81,788
   Foreign deposits                    12,369                6,017
   Federal funds purchased and
    securities sold under
    repurchase agreements               3,345                2,074
   Commercial paper                     8,510                5,674
   Medium and long-term debt            4,823                3,684
   UnionBanCal Corporation -
    obligated mandatorily
    redeemable preferred
    securities of subsidiary
    grantor trust                       7,911                7,323
   Other borrowed funds                 7,078                2,310
                                  ------------          -----------
    Total interest expense            159,382              108,870
                                  ------------          -----------

Net Interest Income                   767,271              777,826
   Provision for credit losses        105,000               55,000
                                  ------------          -----------
    Net interest income after
     provision for credit losses      662,271              722,826
                                  ------------          -----------

Noninterest Income
   Service charges on deposit
    accounts                          136,012              150,229
   Trust and investment management
    fees                               74,312               65,816
   International commissions and
    fees                               37,462               40,889
   Insurance commissions               13,405               28,711
   Card processing fees, net           17,275               19,022
   Brokerage commissions and fees      18,907               17,595
   Foreign exchange trading gains, net 13,459               13,892
   Merchant banking fees               16,026               12,209
   Securities gains, net                1,969                    -
   Other                                6,522               31,566
                                  ------------          -----------
    Total noninterest income          335,349              379,929
                                  ------------          -----------

Noninterest Expense
   Salaries and employee benefits     364,976              397,036
   Net occupancy                       48,410               56,302
   Equipment                           32,307               33,025
   Communications                      26,509               27,198
   Professional services               20,439               25,580
   Data processing                     16,531               16,228
   Foreclosed asset expense (income)      112                   51
   Other                              118,994              133,984
                                  ------------          -----------
    Total noninterest expense         628,278              689,404
                                  ------------          -----------

   Income before income taxes         369,342              413,351
   Taxable-equivalent adjustment        1,070                1,269
   Income tax expense                 123,553              137,506
                                  ------------          -----------
Net operating earnings               $244,719             $274,576
                                  ============          ===========

Net operating earnings per common
 share - basic                          $1.56                $1.83
                                  ============          ===========
Net operating earnings per common
 share - diluted                        $1.54                $1.81
                                  ============          ===========
Weighted average common shares
 outstanding - basic                  156,774              150,330
                                  ============          ===========
Weighted average common shares
 outstanding - diluted                158,535              151,746
                                  ============          ===========
(1) See exhibits 5 and 6 for reconciliation of 'reported earnings' to 'operating earnings'

                               Exhibit 4


               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings

(Amounts in thousands, except per share data)

                                        For the Three Months Ended
                                               June 30, 2002
                                       ----------------------------
                                                   Non-
                                                recurring
                                       Reported   Items   Operating
                                       ----------------------------
Net Interest Income                    $386,298  $     --  $386,298
 Provision for credit losses             50,000        --    50,000
                                       --------  --------  --------
  Net interest income after provision
   for credit losses                    336,298        --   336,298
                                       --------  --------  --------
Noninterest Income
 Securities gains, net(1)                 1,969        --     1,969
 All other (no adjustments)             173,637        --   173,637
                                       --------  --------  --------
  Total noninterest income              175,606        --   175,606
                                       --------  --------  --------
Noninterest Expense
 Net occupancy(2)                        25,029        --    25,029
 All other (no adjustments)             291,594        --   291,594
                                       --------  --------  --------
  Total noninterest expense             316,623        --   316,623
                                       --------  --------  --------

 Income/Operating earnings before
  income taxes                          195,281        --   195,281
 Taxable-equivalent adjustment              537        --       537
 Income tax expense (benefit)(3)(4)      64,802        --    64,802
                                       --------  --------  --------
Net Income/Operating Earnings          $129,942  $     --  $129,942
                                       ========  ========  ========
Net income/Operating earnings
 per common share - basic              $   0.83  $     --  $   0.83
                                       ========  ========  ========
Net income/Operating earnings
 per common share - diluted            $   0.81  $     --  $   0.81
                                       ========  ========  ========
Weighted average common shares
 outstanding - basic                    157,315             157,315
                                       ========            ========
Weighted average common shares
 outstanding - diluted                  159,676             159,676
                                       ========            ========

Reported Net Income                    $129,942
                                       ----------------------------
Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond
    (2nd quarter 2003)                      --
(2) Write-off of leasehold
    improvements (2nd quarter 2003)         --
(3) Tax impact of items listed
    above (1) and (2)                       --
(4) Reduction in income tax due to
    IRS Audit wrap up
    (2nd quarter 2003)                      --
                                       ----------------------------
Net Operating Earnings                 $129,942
                                       ============================


                                       For the Three Months Ended
                                             March 31, 2003
                                       ----------------------------
                                                   Non-
                                                recurring
                                       Reported   Items   Operating
                                       ----------------------------
Net Interest Income                    $391,404  $     --  $391,404
 Provision for credit losses             30,000        --    30,000
                                       --------  --------  --------
  Net interest income after provision
   for credit losses                    361,404        --   361,404
                                       --------  --------  --------
Noninterest Income
 Securities gains, net(1)                    --        --        --
 All other (no adjustments)             185,771        --   185,771
                                       --------  --------  --------
  Total noninterest income              185,771        --   185,771
                                       --------  --------  --------
Noninterest Expense
 Net occupancy(2)                        27,636        --    27,636
 All other (no adjustments)             314,964        --   314,964
                                       --------  --------  --------
  Total noninterest expense             342,600        --   342,600
                                       --------  --------  --------
 Income/Operating earnings before
  income taxes                          204,575        --   204,575
 Taxable-equivalent adjustment              624        --       624
 Income tax expense (benefit)(3)(4)      68,434        --    68,434
                                       --------  --------  --------
Net Income/Operating Earnings          $135,517  $     --  $135,517
                                       ========  ========  ========
Net income/Operating earnings
 per common share - basic              $   0.90  $     --  $   0.90
                                       ========  ========  ========
Net income/Operating earnings
 per common share - diluted            $   0.89  $     --  $  0.89
                                       ========  ========  ========
Weighted average common shares
 outstanding - basic                    150,616             150,616
                                       ========            ========
Weighted average common shares
 outstanding - diluted                  152,013             152,013
                                       ========            ========

Reported Net Income                    $135,517
                                       ----------------------------
Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond
    (2nd quarter 2003)                      --
(2) Write-off of leasehold
    improvements (2nd quarter 2003)         --
(3) Tax impact of items listed
    above (1) and (2)                       --
(4) Reduction in income tax due to
    IRS Audit wrap up
    (2nd quarter 2003)                      --
                                       ----------------------------
Net Operating Earnings                 $135,517
                                       ============================



                                        For the Three Months Ended
                                               June 30, 2003
                                       ----------------------------
                                                   Non-
                                                recurring
                                       Reported   Items   Operating
                                       ----------------------------
Net Interest Income                    $386,422  $     --  $386,422
 Provision for credit losses             25,000        --    25,000
                                       --------  --------  --------
   Net interest income after provision
    for credit losses                   361,422        --   361,422
                                       --------  --------  --------
Noninterest Income
 Securities gains, net(1)                 9,013    (9,013)       --
 All other (no adjustments)             194,158        --   194,158
                                       --------  --------  --------
  Total noninterest income              203,171    (9,013)  194,158
                                       --------  --------  --------
Noninterest Expense
 Net occupancy(2)                        32,866    (4,200)   28,666
 All other (no adjustments)             318,138        --   318,138
                                       --------  --------  --------
  Total noninterest expense             351,004    (4,200)  346,804
                                       --------  --------  --------
 Income/Operating earnings before
  income taxes                          213,589    (4,813)  208,776
 Taxable-equivalent adjustment              645        --       645
 Income tax expense (benefit)(3)(4)      68,186       886    69,072
                                       --------  --------  --------
Net Income/Operating Earnings          $144,758  $ (5,699) $139,059

Net income/Operating earnings
 per common share - basic              $   0.96  $  (0.03) $   0.93
                                       ========  ========  ========
Net income/Operating earnings
 per common share - diluted            $   0.96  $  (0.04) $   0.92
                                       ========  ========  ========
Weighted average common shares
 outstanding - basic                    150,047             150,047
                                       ========            ========
Weighted average common shares
 outstanding - diluted                  151,489             151,489
                                       ========            ========

Reported Net Income                    $144,758
                                       ----------------------------
Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond
    (2nd quarter 2003)                   (9,013)
(2) Write-off of leasehold
    improvements (2nd quarter 2003)       4,200
(3) Tax impact of items listed
    above (1) and (2)                     1,766
(4) Reduction in income tax due to
    IRS Audit wrap up
    (2nd quarter 2003)                   (2,652)
                                       ----------------------------
Net Operating Earnings                 $139,059
                                       ============================


                               Exhibit 5


               UnionBanCal Corporation and Subsidiaries
       Condensed Consolidated Statements of Income (Unaudited)
                           Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings

(Amounts in thousands, except per share data)

                                         For the Six Months Ended
                                               June 30, 2002
                                       ----------------------------
                                                   Non-
                                                recurring
                                       Reported   Items   Operating
                                       ----------------------------
Net Interest Income                    $767,271  $     --  $767,271
 Provision for credit losses            105,000        --   105,000
                                       --------  --------  --------
  Net interest income after provision
   for credit losses                    662,271        --   662,271
                                       --------  --------  --------
Noninterest Income
 Securities gains, net(1)                 1,969        --     1,969
 All other (no adjustments)             333,380        --   333,380
                                       --------  --------  --------
  Total noninterest income              335,349        --   335,349
                                       --------  --------  --------
Noninterest Expense
 Net occupancy(2)                        48,410        --    48,410
 All other (no adjustments)             579,868        --   579,868
                                       --------  --------  --------
  Total noninterest expense             628,278        --   628,278
                                       --------  --------  --------
 Income/Operating earnings before
  income taxes                          369,342        --   369,342
 Taxable-equivalent adjustment            1,070        --     1,070
 Income tax expense (benefit)(3)(4)     123,553        --   123,553
                                       --------  --------  --------
Net Income/Operating Earnings          $244,719  $     --  $244,719
                                       ========  ========  ========
Net income/Operating earnings
 per common share - basic              $   1.56  $     --  $   1.56
                                       ========  ========  ========
Net income/Operating earnings
 per common share - diluted            $   1.54  $     --  $   1.54
                                       ========  ========  ========
Weighted average common shares
 outstanding - basic                    156,774             156,774
                                       ========            ========
Weighted average common shares
 outstanding - diluted                  158,535             158,535
                                       ========            ========

Reported Net Income                    $244,719
                                       ----------------------------
Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond
    (2nd quarter 2003)                       --
(2) Write-off of leasehold
    improvements (2nd quarter 2003)          --
(3) Tax impact of items listed
    above (1) and (2)                        --
(4) Reduction in income tax due to
    IRS Audit wrap up
    (2nd quarter 2003)                       --
                                       ----------------------------
Net Operating Earnings                 $244,719
                                       ============================


                                         For the Six Months Ended
                                               June 30, 2003
                                       ----------------------------
                                                   Non-
                                                recurring
                                       Reported   Items   Operating
                                       ----------------------------

Net Interest Income                    $777,826  $     --  $777,826
 Provision for credit losses             55,000        --    55,000
                                       --------  --------  --------
  Net interest income after provision
   for credit losses                    722,826        --   722,826
                                       --------  --------  --------
Noninterest Income
 Securities gains, net(1)                 9,013    (9,013)       --
 All other (no adjustments)             379,929        --   379,929
                                       --------  --------  --------
  Total noninterest income              388,942    (9,013)  379,929
                                       --------  --------  --------
Noninterest Expense
 Net occupancy(2)                        60,502    (4,200)   56,302
 All other (no adjustments)             633,102        --   633,102
                                       --------  --------  --------
  Total noninterest expense             693,604    (4,200)  689,404
                                       --------  --------  --------
 Income/Operating earnings before
  income taxes                          418,164    (4,813)  413,351
 Taxable-equivalent adjustment            1,269        --     1,269
 Income tax expense (benefit)(3)(4)     136,620       886   137,506
                                       --------  --------  --------
Net Income/Operating Earnings          $280,275  $ (5,699) $274,576
                                       ========  ========  ========
Net income/Operating earnings
 per common share - basic              $   1.86  $  (0.03) $   1.83
                                       ========  ========  ========
Net income/Operating earnings
 per common share - diluted            $   1.85  $  (0.04) $   1.81
                                       ========  ========  ========
Weighted average common shares
 outstanding - basic                    150,330             150,330
                                       ========            ========
Weighted average common shares
 outstanding - diluted                  151,746             151,746
                                       ========            ========

Reported Net Income                    $280,275
                                       ----------------------------
Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond
    (2nd quarter 2003)                   (9,013)
(2) Write-off of leasehold
    improvements (2nd quarter 2003)       4,200
(3) Tax impact of items listed
    above (1) and (2)                     1,766
(4) Reduction in income tax due to
    IRS Audit wrap up
    (2nd quarter 2003)                   (2,652)
                                       ----------------------------
Net Operating Earnings                 $274,576
                                       ============================


                               Exhibit 6


               UnionBanCal Corporation and Subsidiaries
                      Consolidated Balance Sheets

                                (Unaudited)               (Unaudited)
                                  June 30,   December 31,   June 30,
(Dollars in thousands)              2002         2002         2003
------------------------------- ------------ ------------ ------------
Assets
Cash and due from banks          $2,046,286   $2,823,573   $3,096,509
Interest bearing deposits
 in banks                           153,423      278,849      212,746
Federal funds sold and
 securities purchased under
 resale agreements                  640,500    1,339,700    1,624,552
                                ------------ ------------ ------------
    Total cash and cash
     equivalents                  2,840,209    4,442,122    4,933,807
Trading account assets              365,784      276,021      387,928
Securities available for sale:
 Securities pledged as
  collateral                        133,219      157,823      154,961
 Held in portfolio                5,673,609    7,109,498    9,438,110
Loans (net of allowance for
 credit losses:
 June 30, 2002, $624,948;
 December 31, 2002, $609,190;
 June 30, 2003, $558,282)        24,967,358   25,828,893   25,110,378
Due from customers on
 acceptances                        119,072       62,469       81,560
Premises and equipment, net         500,584      504,666      498,708
Intangible assets                    23,965       38,518       46,240
Goodwill                             92,924      150,542      178,591
Other assets                      1,420,001    1,599,221    1,838,551
                                ------------ ------------ ------------
    Total assets                $36,136,725  $40,169,773  $42,668,834
                                ============ ============ ============
Liabilities
Domestic deposits:
 Noninterest bearing             12,938,634  $15,537,906   17,198,024
 Interest bearing                14,267,606   15,258,479   16,494,167
Foreign deposits:
 Noninterest bearing                315,416      583,836      490,314
 Interest bearing                 1,311,709    1,460,594    1,182,755
                                ------------ ------------ ------------
    Total deposits               28,833,365   32,840,815   35,365,260
Federal funds purchased and
 securities sold under
 repurchase agreements              318,365      334,379      337,785
Commercial paper                    955,328    1,038,982      835,268
Other borrowed funds                395,826      267,047      238,239
Acceptances outstanding             119,072       62,469       81,560
Other liabilities                   965,972    1,083,836    1,160,744
Medium and long-term debt           406,869      418,360      420,853
UnionBanCal Corporation-
 obligated mandatorily
 redeemable preferred
 securities of subsidiary
 grantor trust                      366,265      365,696      360,166
                                ------------ ------------ ------------
    Total liabilities            32,361,062   36,411,584   38,799,875
                                ------------ ------------ ------------
Commitments and contingencies

Shareholders' Equity
Preferred stock:
 Authorized 5,000,000 shares,
 no shares issued or outstanding
 as of June 30, 2002,
 December 31, 2002, and
 June 30, 2003                          --           --           --
Common stock - no stated value:
 Authorized 300,000,000 shares,
 issued 157,718,215 shares as of
 June 30, 2002, 150,702,363
 shares as of December 31, 2002,
 and 149,993,652 shares as of
 June 30, 2003                   1,222,571      926,460      894,979
Retained earnings                2,393,132    2,591,635    2,783,314
Accumulated other comprehensive
 income                            159,960      240,094      190,666
                                ------------ ------------ ------------
    Total shareholders' equity   3,775,663    3,758,189    3,868,959
                                ------------ ------------ ------------
    Total liabilities and
     shareholders' equity       $36,136,725  $40,169,773  $42,668,834
                                ============ ============ ============


                               Exhibit 7


               UnionBanCal Corporation and Subsidiaries
                           Loans (Unaudited)

                                                  Percent Change to
                                                    June 30, 2003
                         Three Months Ended              from
(Dollars in         June 30,  March 31,  June 30,  June 30,  March 31,
 millions)            2002     2003        2003      2002     2003
-----------         -------   --------   --------  --------  ---------

Loans (period
 average)
  Commercial,
   financial and
   industrial       $11,217   $10,406   $10,047    (10.43%)  (3.45%)
  Construction        1,124     1,256     1,192      6.05%   (5.10%)
   Mortgage -
    Commercial        3,730     4,157     4,180     12.06%    0.55%
   Mortgage -
    Residential       5,563     6,569     6,735     21.07%    2.53%
   Consumer           1,997     2,015     2,032      1.75%    0.84%
   Lease financing      908       784       731    (19.49%)  (6.76%)
   Loans originated
    in foreign
    branches          1,040     1,536     1,600     53.85%    4.17%
                   --------   -------   -------

       Total loans  $25,579   $26,723   $26,517      3.67%   (0.77%)
                   ========   =======   =======

Nonperforming
 assets (period
 end)
  Nonaccrual
   loans:
    Commercial,
     financial and
     industrial        $387      $273      $274    (29.20%)   0.37%
    Mortgage -
     Commercial          24        26        50    108.33%   92.31%
    Lease                 3        85        53   1666.67%  (37.65%)
    Foreign               -         3         3        nm     0.00%
                   --------   -------   -------

       Total
        nonaccrual
        loans           414       387       380     (8.21%)  (1.81%)
   Foreclosed
    assets                1         -         -   (100.00%)   0.00%
                   --------   -------   -------

       Total
        nonperforming
        assets         $415      $387      $380     (8.43%)  (1.81%)
                   ========   =======   =======

   Loans 90 days or
    more past due
    and still
    accruing            $18       $19       $10    (44.44%) (47.37%)
                   ========   =======   =======

Analysis of Allowance for
 Credit Losses
   Beginning
    balance            $629      $609      $586

   Provision for
    credit losses        50        30        25
   Foreign translation
    adjustment and other
    net additions
    (deductions)(1)       3         -         -

   Loans charged off:
    Commercial,
     financial
     and industrial     (68)      (38)      (51)
    Consumer             (2)       (3)       (3)
    Lease financing      (1)      (19)      (13)
                   --------   -------   -------
     Total loans
      charged off       (71)      (60)      (67)
                   --------   -------   -------

   Loans recovered:
    Commercial,
     financial
     and industrial      13         6        13
    Consumer              1         1         1
                   --------   -------   -------
     Total loans
      recovered          14         7        14
                   --------   -------   -------
        Net loans
         charged-off    (57)      (53)      (53)
                   --------   -------   -------

   Ending balance      $625      $586      $558
                   ========   =======   =======


-------------------------

(1) Includes a transfer of $2.4 million related to the First Western Bank acquisition in the second quarter of 2002.

nm = not meaningful

                               Exhibit 8


               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)


                                        For the Three Months Ended
                                        ---------------------------
                                                June 30, 2002
                                     ------------- ---------- ------
                                                   Interest    Average
(Dollars in                            Average     Income/     Yield/
 thousands)                            Balance     Expense(1)  Rate(1)
------------------                   ------------  ---------- -------
Assets
Loans:(2)
   Domestic                          $24,538,646   $371,173    6.06 %
   Foreign(3)                          1,040,200      7,587    2.93
Securities - taxable                   5,570,242     77,553    5.57
Securities - tax-exempt                   36,946        998   10.81
Interest bearing
 deposits in banks                       120,411        629    2.09
Federal funds sold
 and securities
 purchased under resale
 agreements                            1,090,306      4,828    1.78
Trading account
 assets                                  277,877        972    1.40
                                     ------------  ---------
    Total earning assets              32,674,628    463,740    5.69
                                                   ---------
Allowance for credit losses             (630,120)
Cash and due from banks                1,833,950
Premises and equipment, net              498,683
Other assets                           1,353,351
                                     ------------
    Total assets                     $35,730,492
                                     ============
Liabilities
Domestic deposits:
   Interest bearing                   $7,883,320     22,551    1.15
   Savings and
    consumer time                      3,599,305     15,267    1.70
   Large time                          3,218,788     17,593    2.19
Foreign deposits(3)                    1,614,335      6,105    1.52
                                     ------------  ---------
    Total interest bearing deposits   16,315,748     61,516    1.51
                                     ------------  ---------
Federal funds purchased and
 securities sold under repurchase
 agreements                              361,412      1,396    1.55
Commercial paper                       1,033,358      4,536    1.76
Other borrowed funds                     667,234      3,635    2.19
Medium and long-term debt                399,681      2,411    2.42
UnionBanCal Corporation - obligated
   mandatorily redeemable preferred
   securities of subsidiary grantor
   trust                                 352,375      3,948    4.47
                                     ------------  ---------
    Total borrowed funds               2,814,060     15,926    2.27
                                     ------------  ---------
    Total interest bearing
     liabilities                      19,129,808     77,442    1.62
                                                   ---------
Noninterest bearing deposits          11,906,497
Other liabilities                        945,152
                                     ------------
    Total liabilities                 31,981,457
Shareholders' Equity
Common equity                          3,749,035
                                     ------------
    Total shareholders' equity         3,749,035
                                     ------------
    Total liabilities and
     shareholders' equity            $35,730,492
                                     ============
Net interest income/margin
    (taxable-equivalent
     basis)                                         386,298    4.74 %
Less: taxable-equivalent adjustment                     537
                                                   ---------
    Net interest income                            $385,761
                                                   =========


                                        For the Three Months Ended
                                        ---------------------------
                                                March 31, 2003
                                     ------------- ---------- ------
                                                   Interest    Average
(Dollars in                            Average     Income/     Yield/
 thousands)                            Balance     Expense(1)  Rate(1)
------------------                   ------------  ---------- -------
Assets
Loans:(2)
   Domestic                          $25,186,678   $355,073    5.70 %
   Foreign(3)                          1,536,379      8,166    2.16
Securities - taxable                   7,014,825     79,179    4.52
Securities - tax-exempt                   41,943      1,014    9.67
Interest bearing
 deposits in banks                       203,432        962    1.92
Federal funds sold
 and securities
 purchased under resale
 agreements                              536,114      1,677    1.27
Trading account
 assets                                  307,400        957    1.26
                                     ------------  ---------
    Total earning assets              34,826,771    447,028    5.18
                                                   ---------
Allowance for credit losses             (603,240)
Cash and due from banks                2,094,976
Premises and equipment, net              506,964
Other assets                           1,522,732
                                     ------------
    Total assets                     $38,348,203
                                     ============
Liabilities
Domestic deposits:
   Interest bearing                   $9,365,182     18,809    0.81
   Savings and
    consumer time                      3,819,545     12,316    1.31
   Large time                          2,414,309     10,446    1.75
Foreign deposits(3)                    1,384,177      3,206    0.94
                                     ------------  ---------
    Total interest bearing deposits   16,983,213     44,777    1.07
                                     ------------  ---------
Federal funds purchased and
 securities sold under repurchase
 agreements                              517,511      1,327    1.04
Commercial paper                         923,327      2,728    1.20
Other borrowed funds                     172,870      1,255    2.94
Medium and long-term debt                399,729      1,866    1.89
UnionBanCal Corporation - obligated
   mandatorily redeemable preferred
   securities of subsidiary grantor
   trust                                 351,654      3,671    4.13
                                     ------------  ---------
    Total borrowed funds               2,365,091     10,847    1.85
                                     ------------  ---------
    Total interest bearing
     liabilities                      19,348,304     55,624    1.16
                                                   ---------
Noninterest bearing deposits          14,095,175
Other liabilities                      1,030,431
                                     ------------
    Total liabilities                 34,473,910
Shareholders' Equity
Common equity                          3,874,293
                                     ------------
    Total shareholders' equity         3,874,293
                                     ------------
    Total liabilities and
     shareholders' equity             $38,348,203
                                     ============
Net interest income/margin
    (taxable-equivalent
     basis)                                         391,404    4.53 %
Less: taxable-equivalent adjustment                     624
                                                   ---------
    Net interest income                            $390,780
                                                   =========


                                        For the Three Months Ended
                                        ---------------------------
                                               June 30, 2003
                                     ------------ ---------- --------
                                                   Interest    Average
(Dollars in                            Average     Income/     Yield/
 thousands)                            Balance     Expense(1)  Rate(1)
------------------                   ------------  ---------- -------
Assets
Loans:(2)
   Domestic                          $24,916,936   $346,204     5.63 %
   Foreign(3)                          1,600,380      8,995     2.28
Securities - taxable                   7,685,140     77,341     4.03
Securities - tax-exempt                   40,984      1,016     9.91
Interest bearing
 deposits in banks                       221,004      1,130     2.05
Federal funds sold
 and securities
 purchased under resale
 agreements                          1,276,224      4,001     1.26
Trading account assets                 333,820        981     1.18
                                     ------------  ---------
    Total earning assets            36,074,488    439,668     4.88
                                                   ---------
Allowance for credit losses           (585,597)
Cash and due from banks              2,099,440
Premises and equipment, net            509,372
Other assets                         1,678,646
                                     ------------
    Total assets                     $39,776,349
                                     ============
Liabilities
Domestic deposits:
   Interest bearing                   $9,928,211     18,799     0.76
   Savings and
    consumer time                      3,871,674     11,277     1.17
   Large time                          2,532,971     10,141     1.61
Foreign deposits(3)                    1,224,201      2,811     0.92
                                     ------------  ---------
    Total interest bearing deposits   17,557,057     43,028     0.98
                                     ------------  ---------
Federal funds purchased and
 securities sold under repurchase
 agreements                              333,415        747     0.90
Commercial paper                         995,048      2,946     1.19
Other borrowed funds                     138,074      1,055     3.06
Medium and long-term debt                399,745      1,818     1.82
UnionBanCal Corporation - obligated
   mandatorily redeemable preferred
   securities of subsidiary grantor
   trust                                 351,553      3,652     4.16
                                     ------------  ---------
    Total borrowed funds               2,217,835     10,218     1.85
                                     ------------  ---------
    Total interest bearing
     liabilities                      19,774,892     53,246     1.08
                                                   ---------
Noninterest bearing deposits          15,030,116
Other liabilities                      1,052,065
                                     ------------
    Total liabilities                 35,857,073
Shareholders' Equity
Common equity                          3,919,276
                                     ------------
    Total shareholders' equity         3,919,276
                                     ------------
    Total liabilities and
     shareholders' equity             $39,776,349
                                     ============
Net interest income/margin
    (taxable-equivalent
     basis)                                         386,422     4.29 %
Less: taxable-equivalent adjustment                     645
                                                   ---------
    Net interest income                            $385,777
                                                   =========
------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(3) Foreign loans and deposits are those loans and deposits originated in foreign branches.

                               Exhibit 9


               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)

                                          For the Six Months Ended
                                      --------------------------------
                                               June 30, 2002
                                      --------------------------------
                                                   Interest   Average
                                        Average     Income/    Yield/
(Dollars in thousands)                  Balance    Expense(1) Rate(1)
------------------------------------- ------------ ---------- -------
Assets
Loans:(2)
 Domestic                             $24,314,639   $739,235    6.12 %
 Foreign(3)                             1,039,909     15,509    3.01
Securities - taxable                    5,561,342    158,216    5.69
Securities - tax-exempt                    37,586      1,989   10.59
Interest bearing deposits in banks        102,509      1,125    2.21
Federal funds sold and securities
 purchased under resale agreements      1,013,769      8,887    1.77
Trading account assets                    257,735      1,692    1.32
                                      ------------ ----------
  Total earning assets                 32,327,489    926,653    5.76
                                                   ----------
Allowance for credit losses              (637,210)
Cash and due from banks                 1,887,985
Premises and equipment, net               497,483
Other assets                            1,333,050
                                      ------------
  Total assets                        $35,408,797
                                      ============
Liabilities
Domestic deposits:
 Interest bearing                     $ 7,672,584     45,709    1.20
 Savings and consumer time              3,574,422     32,237    1.82
 Large time                             3,351,398     37,400    2.25
Foreign deposits(3)                     1,681,420     12,369    1.48
                                      ------------  ---------
  Total interest bearing deposits      16,279,824    127,715    1.58
                                      ------------  ---------
Federal funds purchased and
 securities sold under repurchase
 agreements                               450,800      3,345    1.50
Commercial paper                          976,624      8,510    1.76
Other borrowed funds                      682,558      7,078    2.09
Medium and long-term debt                 399,834      4,823    2.43
UnionBanCal Corporation - obligated
 mandatorily redeemable preferred
 securities of subsidiary grantor
 trust                                    352,337      7,911    4.47
                                      ------------  ---------
  Total borrowed funds                  2,862,153     31,667    2.23
                                      ------------  ---------
  Total interest bearing liabilities   19,141,977    159,382    1.68
                                                    ---------
Noninterest bearing deposits           11,617,577
Other liabilities                         961,999
                                      ------------
  Total liabilities                    31,721,553

Shareholders' Equity

Common equity                           3,687,244
                                      ------------
  Total shareholders' equity            3,687,244
                                      ------------
  Total liabilities and shareholders'
      equity                          $35,408,797
                                      ============
Net interest income/margin
  (taxable-equivalent basis)                         767,271    4.77 %
Less: taxable-equivalent adjustment                    1,070
                                                    ---------
  Net interest income                               $766,201
                                                    =========


                                          For the Six Months Ended
                                      --------------------------------
                                               June 30, 2003
                                      --------------------------------
                                                   Interest   Average
                                        Average     Income/    Yield/
(Dollars in thousands)                  Balance    Expense(1) Rate(1)
------------------------------------  ------------ ---------- -------
Assets
Loans:(2)
 Domestic                             $25,051,062   $701,277    5.63 %
 Foreign(3)                             1,568,556     17,161    2.21
Securities - taxable                    7,351,834    156,520    4.26
Securities - tax-exempt                    41,461      2,030    9.79
Interest bearing deposits in banks        212,266      2,092    1.99
Federal funds sold and securities
 purchased under resale agreements        908,213      5,678    1.26
Trading account assets                    320,683      1,938    1.22
                                      ------------  ---------
  Total earning assets                 35,454,075    886,696    5.03
                                                    ---------
Allowance for credit losses              (594,370)
Cash and due from banks                 2,097,220
Premises and equipment, net               508,175
Other assets                            1,601,121
                                      ------------
  Total assets                        $39,066,221
                                      ============
Liabilities
Domestic deposits:
 Interest bearing                     $ 9,648,251     37,608    0.79
 Savings and consumer time              3,845,754     23,593    1.24
 Large time                             2,473,968     20,587    1.68
Foreign deposits(3)                     1,303,747      6,017    0.93
                                      ------------  ---------
  Total interest bearing deposits      17,271,720     87,805    1.03
                                      ------------  ---------
Federal funds purchased and
 securities sold under repurchase
 agreements                               424,955      2,074    0.98
Commercial paper                          959,386      5,674    1.19
Other borrowed funds                      155,375      2,310    3.00
Medium and long-term debt                 399,737      3,684    1.86
UnionBanCal Corporation - obligated
 mandatorily redeemable preferred
 securities of subsidiary grantor
  trust                                   351,603      7,323    4.17
                                      ------------  ---------
  Total borrowed funds                  2,291,056     21,065    1.85
                                      ------------  ---------
  Total interest bearing liabilities   19,562,776    108,870    1.12
                                                    ---------
Noninterest bearing deposits           14,565,228
Other liabilities                       1,041,308
                                      ------------
  Total liabilities                    35,169,312
Shareholders' Equity
Common equity                           3,896,909
                                      ------------
  Total shareholders' equity            3,896,909
                                      ------------
  Total liabilities and
   shareholders' equity               $39,066,221
                                      ============
Net interest income/margin
  (taxable-equivalent basis)                         777,826    4.41 %
Less: taxable-equivalent adjustment                    1,269
                                                    ---------
  Net interest income                               $776,557
                                                    =========

----------------------------------------------------------------------
(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(3) Foreign loans and deposits are those loans and deposits originated in foreign branches.

                              Exhibit 10


               UnionBanCal Corporation and Subsidiaries

        On a Reported Earnings Basis (reference to exhibit 3)

                    Noninterest Income (Unaudited)

                                                 Percentage Change to
                    For the Three Months Ended    June 30, 2003 from
                   ----------------------------- --------------------
(Dollars in         June 30,  March 31, June 30,  June 30,   March 31,
 thousands)            2002      2003      2003      2002       2003
------------------ --------- --------- --------- ---------  ---------
Service charges on
 deposit accounts  $ 69,869  $ 72,287  $ 77,942     11.55 %     7.82 %
Trust and investment
 management fees     37,587    32,675    33,141    (11.83)      1.43
International
 commissions and
 fees                19,239    19,613    21,276     10.59       8.48
Insurance
 commissions          6,252    13,005    15,706    151.22      20.77
Card processing
 fees, net            8,736     9,682     9,340      6.91      (3.53)
Securities gains, net 1,969         -     9,013    357.75        nm
Brokerage commissions
 and fees             9,275     8,866     8,729     (5.89)     (1.55)
Foreign exchange
 trading gains, net   7,011     6,934     6,958     (0.76)      0.35
Merchant banking fees 9,081     6,018     6,191    (31.82)      2.87
Other                 6,587    16,691    14,875    125.82     (10.88)
                   --------- --------- ---------
  Total noninterest
   income          $175,606  $185,771  $203,171     15.70 %     9.37 %
                   ========= ========= =========


                   Noninterest Expense (Unaudited)

                                                  Percentage Change to
                       For the Three Months Ended   June 30, 2003 from
                    ----------------------------- --------------------
(Dollars in         June 30,  March 31, June 30,  June 30,   March 31,
 thousands)            2002      2003      2003      2002      2003
------------------- --------- --------- --------- ---------  ---------
Salaries and other
 compensation       $154,209  $153,060  $161,567      4.77 %    5.56 %
Employee benefits     31,891    45,047    37,362     17.16    (17.06)
                    --------- --------- ---------
  Salaries and
   employee benefits 186,100   198,107   198,929      6.89      0.41
Net occupancy         25,029    27,636    32,866     31.31     18.92
Equipment             15,967    16,671    16,354      2.42     (1.90)
Professional
 services             10,936    12,014    13,566     24.05     12.92
Communications        12,568    13,844    13,354      6.25     (3.54)
Software              10,039    12,076    10,849      8.07    (10.16)
Advertising and
 public relations      8,621     9,667     9,693     12.43      0.27
Data processing        7,540     8,484     7,744      2.71     (8.72)
Intangible asset
 amortization          1,280     2,477     3,227    152.11     30.28
Foreclosed asset
 expense (income)        (13)       51         -   (100.00)  (100.00)
Other                 38,556    41,573    44,422     15.21      6.85
                     --------- --------- ---------
  Total noninterest
   expense          $316,623  $342,600  $351,004     10.86 %    2.45 %
                     ========  ========  ========

----------------------------------------------------------------------
 nm = not meaningful

                              Exhibit 11


               UnionBanCal Corporation and Subsidiaries

     On an Operating Earnings Basis (reference to exhibit 4) (1)

                    Noninterest Income (Unaudited)

                                                  Percentage Change to
                     For the Three Months Ended    June 30, 2003 from
                    ----------------------------- --------------------
(Dollars in         June 30,  March 31, June 30,  June 30,   March 31,
 thousands)            2002      2003      2003      2002       2003
------------------- --------- --------- --------- --------- ----------
Service charges on
 deposit accounts   $ 69,869  $ 72,287  $ 77,942     11.55 %    7.82 %
Trust and investment
 management fees      37,587    32,675    33,141    (11.83)     1.43
International
 commissions and
 fees                 19,239    19,613    21,276     10.59      8.48
Insurance
 commissions           6,252    13,005    15,706    151.22     20.77
Card processing
 fees, net             8,736     9,682     9,340      6.91     (3.53)
Brokerage
 commissions and
 fees                  9,275     8,866     8,729     (5.89)    (1.55)
Foreign exchange
 trading gains, net    7,011     6,934     6,958     (0.76)     0.35
Merchant banking fees  9,081     6,018     6,191    (31.82)     2.87
Securities gains, net  1,969         -         -   (100.00)        -
Other                  6,587    16,691    14,875    125.82    (10.88)
                    --------- --------- ---------
  Total noninterest
   income           $175,606  $185,771  $194,158     10.56 %    4.51 %
                    ========= ========= =========


                   Noninterest Expense (Unaudited)

                                                       Percentage
                                                        Change to
                         For the Three Months Ended June 30, 2003 from
                         -------------------------- ------------------
                        June 30, March 31, June 30, June 30, March 31,
(Dollars in thousands)      2002     2003     2003    2002     2003
----------------------- ---------- -------- ------- -------- ---------
Salaries and other
 compensation            $154,209 $153,060 $161,567    4.77 %   5.56 %
Employee benefits          31,891   45,047   37,362   17.16   (17.06)
                         --------- -------- -------
  Salaries and employee
   benefits               186,100  198,107  198,929    6.89     0.41
Net occupancy              25,029   27,636   28,666   14.53     3.73
Equipment                  15,967   16,671   16,354    2.42    (1.90)
Professional services      10,936   12,014   13,566   24.05    12.92
Communications             12,568   13,844   13,354    6.25    (3.54)
Software                   10,039   12,076   10,849    8.07   (10.16)
Advertising and public
 relations                  8,621    9,667    9,693   12.43     0.27
Data processing             7,540    8,484    7,744    2.71    (8.72)
Intangible asset
 amortization               1,280    2,477    3,227  152.11    30.28
Foreclosed asset expense
 (income)                     (13)      51        - (100.00) (100.00)
Other                      38,556   41,573   44,422   15.21     6.85
                         --------- -------- -------
  Total noninterest
   expense               $316,623 $342,600 $346,804    9.53 %   1.23 %
                         ========= ======== =======

(1) See exhibit 5 for reconciliation of 'reported earnings' to 'operating earnings'.

                              Exhibit 12


               UnionBanCal Corporation and Subsidiaries

        On a Reported Earnings Basis (reference to exhibit 3)

                    Noninterest Income (Unaudited)

                                                      Percentage
                                                       Change to
                                                     June 30, 2003
                           For the Six Months Ended       from
                          -------------------------- -------------
                           June 30,       June 30,      June 30,
(Dollars in thousands)       2002           2003          2002
------------------------- -----------   ------------ ------------
Service charges on deposit
 accounts                  $ 136,012    $   150,229        10.45 %
Trust and investment
 management fees              74,312         65,816       (11.43)
International commissions
 and fees                     37,462         40,889         9.15
Insurance commissions         13,405         28,711       114.18
Card processing fees, net     17,275         19,022        10.11
Brokerage commissions and
 fees                         18,907         17,595        (6.94)
Foreign exchange trading
 gains, net                   13,459         13,892         3.22
Merchant banking fees         16,026         12,209       (23.82)
Securities gains, net          1,969          9,013       357.75
Other                          6,522         31,566       383.99
                          -----------   ------------
  Total noninterest income $ 335,349    $   388,942        15.98 %
                          ===========   ============


                   Noninterest Expense (Unaudited)

                                                         Percentage
                                                          Change to
                                                       June 30, 2003
                             For the Six Months Ended       from
                            -------------------------- --------------
                              June 30,      June 30,      June 30,
(Dollars in thousands)          2002          2003          2002
--------------------------- ------------- ------------ --------------
Salaries and other
 compensation               $    296,633  $   314,627           6.07 %
Employee benefits                 68,343       82,409          20.58
                            ------------- ------------
  Salaries and employee
   benefits                      364,976      397,036           8.78
Net occupancy                     48,410       60,502          24.98
Equipment                         32,307       33,025           2.22
Communications                    26,509       27,198           2.60
Professional services             20,439       25,580          25.15
Software                          21,549       22,925           6.39
Advertising and public
 relations                        18,629       19,360           3.92
Data processing                   16,531       16,228          (1.83)
Intangible asset
 amortization                      2,164        5,704         163.59
Foreclosed asset expense             112           51         (54.46)
Other                             76,652       85,995          12.19
                            ------------- ------------
  Total noninterest expense $    628,278  $   693,604          10.40 %
                            ============= ============

                              Exhibit 13


               UnionBanCal Corporation and Subsidiaries

      On an Operating Earnings Basis (reference to exhibit 4) (1)

                    Noninterest Income (Unaudited)

                                                         Percentage
                                                          Change to
                                                       June 30, 2003
                             For the Six Months Ended        from
                             ------------------------- ---------------
                               June 30,     June 30,      June 30,
(Dollars in thousands)           2002         2003          2002
---------------------------- ------------- ----------  ---------------
Service charges on deposit
 accounts                    $    136,012  $  150,229          10.45 %
Trust and investment
 management fees                   74,312      65,816         (11.43)
International commissions and
 fees                              37,462      40,889           9.15
Insurance commissions              13,405      28,711         114.18
Card processing fees, net          17,275      19,022          10.11
Brokerage commissions and
 fees                              18,907      17,595          (6.94)
Foreign exchange trading
 gains, net                        13,459      13,892           3.22
Merchant banking fees              16,026      12,209         (23.82)
Securities gains, net               1,969           -        (100.00)
Other                               6,522      31,566         383.99
                             ------------- ----------
  Total noninterest income   $    335,349  $  379,929          13.29 %
                             ============= ===========


                   Noninterest Expense (Unaudited)

                                                         Percentage
                                                          Change to
                          For the Six Months Ended      June 30, 2003
                                                            from
                          -------------------------    ---------------
                            June 30,     June 30,         June 30,
(Dollars in thousands)        2002         2003             2002
------------------------- ------------- -----------    ---------------
Salaries and other
 compensation             $    296,633  $  314,627              6.07 %
Employee benefits               68,343      82,409             20.58
                          ------------- -----------
   Salaries and employee
    benefits                   364,976     397,036              8.78
Net occupancy                   48,410      56,302             16.30
Equipment                       32,307      33,025              2.22
Communications                  26,509      27,198              2.60
Professional services           20,439      25,580             25.15
Software                        21,549      22,925              6.39
Advertising and public
 relations                      18,629      19,360              3.92
Data processing                 16,531      16,228             (1.83)
Intangible asset
 amortization                    2,164       5,704            163.59
Foreclosed asset expense           112          51            (54.46)
Other                           76,652      85,995             12.19
                          ------------- -----------
   Total noninterest
    expense               $    628,278  $  689,404              9.73 %
                          ============= ===========


(1) See exhibit 6 for reconciliation of 'reported earnings' to 'operating earnings'.

                              Exhibit 14



    CONTACT: UnionBanCal Corporation
             John A. Rice, Jr., 415-765-2998 (Investor Relations) Michelle R. Crandall, 415-765-2780 (Investor Relations) Stephen L. Johnson, 415-765-3252 (Public Relations)